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                                                                EXHIBIT 10.14(d)

                            UNITED STATES OF AMERICA
                          DEPARTMENT OF TRANSPORTATION
                             MARITIME ADMINISTRATION
                              COOPERATIVE AGREEMENT


PROJECT NUMBER:            DTMA91-95-H-00069

MODIFICATION:              0003

TITLE:                     "Integrated Shipboard Information Technology
                           Platform (ISIT)"

FUNDING DATA:              N/A

RECIPIENT NAME             Marine Management Systems
    AND ADDRESS:           470 West Avenue
                           Stamford, CT 06902

AGENCY NAME AND            DOT/Maritime Administration
    ADDRESS:               Office of Acquisition, MAR-380
                           400 Seventh Street, SW., Room 7310
                           Washington, DC 20590

MODIFICATION               Article 10 Modifications
    AUTHORITY:

DESCRIPTION:

1. By this modification, Article 7 Period of Performance is hereby extended from January 11, 1997 through July 11, 1997. The total period of performance for this project is extended from eighteen months to twenty-four months.

2. In accordance with Article 13 Payable Milestones, the revised ISIT Consortium payable milestones are hereby modified to reflect the addition of five new milestones: 8B, 8C, 9A, 10A, 11A. The attached milestones are incorporated into this agreement.

3. All other terms and conditions of the Cooperative Agreement remain unchanged.

DEPARTMENT OF TRANSPORTATION
MARITIME ADMINISTRATION


/s/ Tracy L. Ford                                        July 10, 1996
--------------------------------------------         -----------------
Tracey L. Ford                                       Date:
Contracting Officer









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                                 ISIT Consortium
                       Attachment #4 (Payable Milestones)
                     Cooperative Agreement DTMA91-95-H-00069
                               Modification No. 3

                           Project Payable Milestones

                 Adjusted for January 1996 and June 12 Schedule
                                     Change

                            (Milestone 1-7 Unchanged)



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MILESTONE NUMBER 8A
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
    TASK                          DESCRIPTION                                     MEASURE OF COMPLETION
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
     2.2     Software Development                                  System Requirements Specification - Final Draft
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
     2.2     Software Development                                  TR:  Architecture Approach; Cooperating Object
                                                                   Frameworks
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
     2.2     Software Development                                  TR:  Architectural Approaches; Persistence,
                                                                   Distribution, Concurrency
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
     4.1     ASTM STDS Development                                 Review Draft No. 4; Review & Comment
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
     5.5     Industry Interface/Advisory Board                     ISO/IMO ISIT Briefings
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
   6.2/6.3   Coordinated Business Plan/Strategic Alliances         Coordinated Business Plan/Strategic Alliances
                                                                   1st Draft
---------------------------------------------------------------------------------------------------------------------------------

                   TOTAL PAYABLE AMOUNT; MILESTONE 8A: $75,101
                      TARGET COMPLETION DATE: MAY 31, 1996


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

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MILESTONE NUMBER 8B
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
    TASK                          DESCRIPTION                                     MEASURE OF COMPLETION
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
     2.1     Hardware Development                                   Hardware Integration and Integration Test Plan -
                                                                    2nd Draft
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
     2.2     Software Development                                   System Requirement Specification - Final
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
     5.2     Technical Review                                       Technical Review Meeting No. 4 - Final Design
---------------------------------------------------------------------------------------------------------------------------------

                   TOTAL PAYABLE AMOUNT; MILESTONE 8B: $25,000
                      TARGET COMPLETION DATE: JUNE 28, 1996



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

---------------------------------------------------------------------------------------------------------------------------------
MILESTONE NUMBER 8C
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
    TASK                           DESCRIPTION                                     MEASURE OF COMPLETION
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
     2.1     Hardware Development                                   Hardware Integration & Integration Test Plan -
                                                                    Final Draft
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
     2.2     Software Development                                   System Design Document - First Draft
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
     4.1     ASTM Standards Development                             Rev. Draft No. 4 Submitted for Subcommittee Ballot
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
     4.2     ABS Guidelines Development                             Final Draft - Review and Comment
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
     5.3     Management Reports                                     Technical Progress Report No. 4
---------------------------------------------------------------------------------------------------------------------------------

                   TOTAL PAYABLE AMOUNT; MILESTONE 8C: $25,000
                      TARGET COMPLETION DATE: JULY 26, 1996



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MILESTONE NUMBER 9
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---------------------------------------------------------------------------------------------------------------------------------
    TASK                           DESCRIPTION                                     MEASURE OF COMPLETION
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
     2.2     Software Development                                   System Design Document - Final
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
   4.1/4.2   ASTM STDS/ABS Guidelines Development                   ASTM Review Draft No. 5; Status Report No. 2
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
     5.5     Industry Interface/Advisory Board                      Advisory Board Meeting No. 4
---------------------------------------------------------------------------------------------------------------------------------
   6.2/6.3   Coordinated Business Plan                              Coordinated Business Plan/Strategic Alliances;
                                                                    2nd Draft
---------------------------------------------------------------------------------------------------------------------------------

                   TOTAL PAYABLE AMOUNT; MILESTONE 9: $63,971
                     TARGET COMPLETION DATE: AUGUST 30, 1996


---------------------------------------------------------------------------------------------------------------------------------
MILESTONE NUMBER 9A
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
    TASK                           DESCRIPTION                                     MEASURE OF COMPLETION
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
     2.2     Software Development                                   API Document - Draft
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
     2.3     Configuration Management                               Configuration Management Plan - Final
---------------------------------------------------------------------------------------------------------------------------------
     5.2     Technical Review                                       Technical Review Meeting No. 5
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

                   TOTAL PAYABLE AMOUNT; MILESTONE 9A: $58,000
                   TARGET COMPLETION DATE: SEPTEMBER 20, 1996

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MILESTONE NUMBER 10
---------------------------------------------------------------------------------------------------------------------------------
    TASK                           DESCRIPTION                                     MEASURE OF COMPLETION
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
     2.2     Software Development                                   API Document - Draft
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---------------------------------------------------------------------------------------------------------------------------------
     3.1     System Integration & Test                              Land-Based Test Plan - Draft
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     4.2     ABS Guidelines Development                             Final Draft; for Review by ABS Committees
---------------------------------------------------------------------------------------------------------------------------------
     5.3     Management Reports                                     Technical Progress Report No. 5
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     6.2     Coordinated Business Plan                              Commercialization Plan
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     6.3     Strategic Alliances                                    Commercialization Plan
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

                   TOTAL PAYABLE AMOUNT; MILESTONE 10: $69,097
                    TARGET COMPLETION DATE: OCTOBER 25, 1996



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
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MILESTONE NUMBER 10A
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
    TASK                           DESCRIPTION                                     MEASURE OF COMPLETION
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
     3.1     System Integrating & Test                              System Integration Test Plan - Draft
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
     7.1     Demonstration Test Plan                                Demonstration Test Plan - Draft
---------------------------------------------------------------------------------------------------------------------------------
     7.2     Demonstration Design                                   Demonstration Design - Draft
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

                  TOTAL PAYABLE AMOUNT; MILESTONE 10A: $46,064
                    TARGET COMPLETION DATE: NOVEMBER 29, 1996

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MILESTONE NUMBER 11
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---------------------------------------------------------------------------------------------------------------------------------
    TASK                           DESCRIPTION                                     MEASURE OF COMPLETION
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
     3.1     System Integration and Test                            Land Based Test Plan - Final
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
     5.2     Technical Review                                       Technical Review No. 6 - Test Readiness
---------------------------------------------------------------------------------------------------------------------------------
     7.1     Demonstration Test Plan                                Demonstration Test Plan - Final
---------------------------------------------------------------------------------------------------------------------------------

                   TOTAL PAYABLE AMOUNT; MILESTONE 11: $71,219
                    TARGET COMPLETION DATE: DECEMBER 30, 1996

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MILESTONE NUMBER 11A
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
    TASK                           DESCRIPTION                                     MEASURE OF COMPLETION
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
     4.1     ASTM Standards Development                             F25 Ballot Complete
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     4.2     ABS Guidelines Development                             Pre-Release Draft
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     5.3     Management Reports                                     Technical Progress Report No. 6
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
     5.5     Industry Interface/Advisory Board                      Advisory Board Meeting No. 5
---------------------------------------------------------------------------------------------------------------------------------

                  TOTAL PAYABLE AMOUNT; MILESTONE 11A: $47,480
                    TARGET COMPLETION DATE: JANUARY 24, 1997



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
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MILESTONE NUMBER 12
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
    TASK                           DESCRIPTION                                     MEASURE OF COMPLETION
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
     3.1     System Integration & Test                              System Integration and Test Report - Preliminary
---------------------------------------------------------------------------------------------------------------------------------
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     3.2     Land Based Testing                                     Test Report, Data Acquisition
---------------------------------------------------------------------------------------------------------------------------------
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     3.2     Land Based Testing                                     Test Report, Executive
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     3.2     Land Based Testing                                     Test Report, Communication Services
---------------------------------------------------------------------------------------------------------------------------------
     7.2     Demonstration Design                                   Demonstration Design - Final
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

                  TOTAL PAYABLE AMOUNT; MILESTONE 12: $149,529
                     TARGET COMPLETION DATE: MARCH 21, 1997



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MILESTONE NUMBER 13
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
    TASK                           DESCRIPTION                                     MEASURE OF COMPLETION
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
     3.1     System Integration and Test                            System Integration Test Report - Final
---------------------------------------------------------------------------------------------------------------------------------
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     3.2     Land Based Testing                                     Land Based Test Report - Final
---------------------------------------------------------------------------------------------------------------------------------
     5.2     Technical Review                                       Technical Review Meeting No. 7; Final
                                                                    Presentation; Phase I
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     5.3     Management Reports                                     Progress Report No. 7
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---------------------------------------------------------------------------------------------------------------------------------
     7.3     Demonstration Install/Checkout Shipboard               Installation/Checkout Complete
---------------------------------------------------------------------------------------------------------------------------------
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     7.4     Demonstration Install/Checkout Shore side              Installation/Checkout Complete
---------------------------------------------------------------------------------------------------------------------------------

                  TOTAL PAYABLE AMOUNT; MILESTONE 13A: $65,247
                     TARGET COMPLETION DATE: APRIL 18, 1997


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
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MILESTONE NUMBER 14
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---------------------------------------------------------------------------------------------------------------------------------
    TASK                           DESCRIPTION                                     MEASURE OF COMPLETION
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
     5.5     Industry Interface/Advisory Board                      Advisory Board Meeting No. 6
---------------------------------------------------------------------------------------------------------------------------------
     7.5     Demonstration Test                                     Demonstration Test Preliminary Report
---------------------------------------------------------------------------------------------------------------------------------

                   TOTAL PAYABLE AMOUNT; MILESTONE 14: $53,190
                      TARGET COMPLETION DATE: MAY 23, 1997

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MILESTONE NUMBER 15
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---------------------------------------------------------------------------------------------------------------------------------
    TASK                           DESCRIPTION                                     MEASURE OF COMPLETION
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
     5.3     Management Reports                                     Final Project Report
---------------------------------------------------------------------------------------------------------------------------------
     7.5     Demonstration Test                                     Demonstration Assessment Report
---------------------------------------------------------------------------------------------------------------------------------

                                  TOTAL PAYABLE AMOUNT; MILESTONE 15: $60,868
                                     TARGET COMPLETION DATE: JUNE 20, 1997